Exhibit 99.6
2010 Form Restricted Stock Unit Agreement
Associated Banc-Corp
2010 Incentive Compensation Plan
Cover Page to Restricted Stock Unit Agreement
(The Restricted Stock Unit Agreement is attached hereto)
Pursuant and subject to the Associated Banc-Corp 2010 Incentive Compensation Plan (the “Plan”) and the attached Restricted Stock Unit Agreement, the Committee has awarded the Grantee named below restricted stock units (“RSUs”) as follows:

Name of Grantee:	[INSERT NAME]

Grant Date:	[INSERT DATE]

Total Number of RSUs Granted and Available for Vesting Under This Award:	[INSERT NUMBER OF RSUs SUBJECT TO THIS AWARD]
By executing below, the Grantee hereby acknowledges (1) receipt of a true copy of the Restricted Stock Unit Agreement; (2) that the Grantee has read the Restricted Stock Unit Agreement and the Plan carefully, and fully understands their contents; (3) that the Grantee accepts the award of RSUs; and (4) the Grantee agrees to be bound by the terms and conditions of the Restricted Stock Unit Agreement and the Plan.
IN WITNESS WHEREOF, as of the Grant Date the Company and the Grantee hereby agree to be bound by the terms and conditions of the Restricted Stock Unit Agreement and the Plan.

ASSOCIATED BANC-CORP	GRANTEE

By:	By:

Name:

Its:

Please sign and return your signed copy of (1) this cover page to the Restricted Stock Unit Agreement and (2) if you’re married, Exhibit B (Consent of Spouse) by [INSERT DATE] to [INSERT NAME/DEPARTMENT] at [INSERT CONTACT INFORMATION]. Failure to do so will result in forfeiture of the award. Please retain a copy of the signed documents; the remainder of the Restricted Stock Unit Agreement is for your records and does not need to be returned.

2010 Form Restricted Stock Unit Agreement
ASSOCIATED BANC-CORP
2010 INCENTIVE COMPENSATION PLAN
RESTRICTED STOCK UNIT AGREEMENT
     In accordance with and subject to the terms of the Associated Banc-Corp 2010 Incentive Compensation Plan (the “Plan”) and this Agreement, the Committee granted to the person named as grantee (the “Grantee”) on the cover page attached to this Restricted Stock Unit Agreement (the “Cover Page”) an award of Restricted Stock Units (the Cover Page and this Restricted Stock Unit Agreement hereinafter referred to as this “Agreement”).
     To evidence such award and to set forth its terms, Associated Banc-Corp (the “Company”) and the Grantee agree as follows. All capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Plan.
     1. Grant of Restricted Stock Units. Subject to, and upon the terms and conditions set forth in this Agreement and the Plan, the Committee granted to the Grantee the number of restricted stock units set forth on the Cover Page (the “RSUs”), effective as of the grant date set forth on the Cover Page (the “Grant Date”), and the Grantee hereby accepts the grant of the RSUs, as set forth herein. This Award constitutes a Deferred Compensation Award.
     2. Crediting of RSUs. The RSUs shall be credited to an account on the Company’s books as of the Grant Date. Such account shall be maintained for recordkeeping purposes only and the Company is not obligated to segregate or set aside assets representing the amounts credited to such account. The obligation to settle such account shall be an unfunded, unsecured obligation of the Company.
     3. Limitations on Transferability. At any time prior to settlement of this Award in accordance with Paragraph 7 below, the RSUs, or any interest therein, cannot be directly or indirectly transferred, sold, assigned, pledged, hypothecated, encumbered or otherwise disposed.
     4. Dates of Vesting. [Subject to the provisions of Paragraphs 5 and 6 below,] the RSUs shall become vested in accordance with the following schedule:
[INSERT VESTING SCHEDULE, IF APPLICABLE]
     Notwithstanding the foregoing, [and subject to Paragraphs 5 and 6 below,] in the event that the Grantee incurs a Termination of Service, any RSUs that were unvested on the date of such Termination of Service shall be immediately forfeited to the Company.
     5. [Vesting Upon Termination of Service. Subject to Paragraph 6 below, the provisions of this Paragraph 5 shall apply in the event the Grantee incurs a Termination of Service at any time prior to all the RSUs becoming vested pursuant to Paragraph 4 above:
     (a) If the Grantee incurs a Termination of Service because of his or her Early Retirement, a pro rata number of RSUs shall become immediately vested on the date of such Early Retirement, and such number shall be determined pursuant to Exhibit A hereto.

2010 Form Restricted Stock Unit Agreement
     (b) If the Grantee incurs a Termination of Service because of his or her death, Disability or Normal Retirement, any unvested RSUs as of such Termination of Service shall immediately become vested.
     (c) If the Grantee incurs a Termination of Service for any reason other than his or her death, Disability, Early Retirement or Normal Retirement, then any unvested RSUs as of the date of such Termination of Service shall be immediately forfeited to the Company.][INCLUDE THIS PARAGRAPH IF APPLICABLE]
     6. [Change in Control. Notwithstanding Paragraph 5 above, if the Grantee incurs an involuntary Termination of Service (other than due to Cause) during the two year period immediately following a Change in Control, any unvested RSUs as of the date of such Termination of Service shall become immediately vested. In addition, upon a Change in Control, the Grantee will have such rights with respect to the RSUs as are provided for in the Plan.] [INCLUDE THIS PARAGRAPH IF APPLICABLE]
     7. Settlement of RSUs. All vested RSUs shall be settled as soon as administratively practicable after the earlier of (a) Grantee’s Termination of Service and (b) [INSERT DATE], but in no event later than the 30th day following such Termination or Service or date. Each vested RSU shall be settled by ascribing to the Grantee (or, in the event of the Grantee’s death, to his or her Beneficiary) a Share in a book entry on the records kept by the Company’s transfer agent or such other method of delivering Shares subject to this Award, as determined appropriate by the Committee. For purposes of this Agreement, “Termination of Service” has the meaning ascribed under Section 2.56(b) of the Plan. Notwithstanding anything to the contrary, settlement of RSUs under this Agreement to a “specified employee” under Code Section 409A shall be subject to the six-month delay under Section 18.16 of the Plan.
     8. Spousal Consent. As a condition to the Company’s obligations under this Agreement, the Company may require the Grantee’s spouse (if any) to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B.
     9. Liability of Company. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and transfer of any Shares pursuant to this Agreement shall relieve the Company of any liability with respect to the non-issuance or transfer of the Shares as to which such approval shall not have been obtained. However, the Company shall use commercially reasonable efforts to obtain all such approvals.
     10. Adjustment in RSUs. This Award of RSUs is subject to adjustment as provided under Section 4.2 of the Plan.
     11. Plan and Agreement Amendment.
     (a) No discontinuation, modification, or amendment of the Plan may, without the written consent of the Grantee, adversely affect the rights of the Grantee under this Agreement, except as otherwise provided under the Plan.

2010 Form Restricted Stock Unit Agreement
     (b) This Agreement may be amended as provided under the Plan, but no such amendment shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent, unless otherwise permitted by the Plan.
     12. Shareholder Rights. The Grantee will have no rights as a shareholder with respect to any RSU unless and until it is settled pursuant to Paragraph 7 above. As of the date that a Share is ascribed or otherwise delivered pursuant to Paragraph 7 above, the Grantee shall have rights as a shareholder in the Company with respect to such Share.
     13. Dividend Equivalents. Prior to settlement of the RSUs pursuant to Paragraph 7 above, the Grantee shall receive additional RSUs whenever the Company pays dividends on, or makes distributions with respect to, Shares. The amount of such additional RSUs shall be determined by dividing (a) by (b), where (a) is the product of the dividend or distribution (as applicable) on a Share multiplied by the number of RSUs credited to the account in Paragraph 2 above, as of the date of such dividend or distribution and (b) is the Fair Market Value of a Share on the date such dividend or distribution is paid; provided, however, that the foregoing quotient shall be rounded down to the nearest whole number. Additional RSUs received by the Grantee pursuant to this Paragraph 13 shall be subject to the terms of this Agreement, including the vesting and settlement provisions of Paragraphs 4 and 7 above.
     14. [Employment Rights. This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with an Employer shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with an Employer, nor shall it interfere with the right of an Employer to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.][ONLY INCLUDE FOR EMPLOYEE GRANTEES]
     15. Disclosure Rights. Except as required by applicable law, the Company (or any of its affiliates) shall not have any duty or obligation to disclose affirmatively to a record or beneficial holder of Shares or RSUs, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with receipt of Shares.
     16. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Wisconsin. This Agreement, subject to the terms and conditions of the Plan, represents the entire agreement between the parties with respect to the grant of the RSUs to the Grantee. The parties hereto each submit and consent to the jurisdiction of the courts in the State of Wisconsin, Brown County, in any action brought to enforce or otherwise relating to this Agreement.

2010 Form Restricted Stock Unit Agreement
     17. Compliance with Laws and Regulations. Notwithstanding anything herein to the contrary:
     (a) the Company shall not be obligated to credit a book entry related to the RSUs on the records of the Company’s transfer agent, unless and until the Company is advised by its counsel that such book entry is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded;
     (b) the Company may require, as a condition of such a book entry, and in order to ensure compliance with such laws, regulations and requirements, that the Grantee make whatever covenants, agreements, and representations, or execute whatever documents or instruments, the Company, in its sole discretion, considers necessary or desirable;
     (c) no payment or benefit under this Agreement shall be provided to the Grantee if it would violate any applicable Compensation Limitation.
     18. Successors and Assigns. Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the succeeding administrators, heirs and legal representatives of the Grantee and the successors and assigns of the Company.
     19. No Limitation on Rights of the Company. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
     20. Notices. Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address appearing on the records of the Company. Such communication or notice shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service. Any such notice shall be deemed given when received by the intended recipient.
     21. Construction. Notwithstanding any other provision of this Agreement, this Agreement is made and the RSUs are granted pursuant to the Plan and are in all respects limited by and subject to the express provisions of the Plan, as amended from time to time. This Agreement does not modify or amend the terms of the Plan. To the extent any provision of this Agreement is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern. The interpretation and construction by the Committee of the Plan, this Agreement and any such rules and regulations adopted by the Committee for purposes of administering the Plan shall be final and binding upon the Grantee and all other persons.
     22. Entire Agreement. This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.
     23. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

2010 Form Restricted Stock Unit Agreement
     24. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.
     25. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
     26. Severability. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.
     27. Tax Consequences. The Grantee acknowledges and agrees that the Grantee is responsible for all taxes and tax consequences (including under Code Section 409A) with respect to the grant or settlement of the RSUs. The Grantee further acknowledges that it is the Grantee’s responsibility to obtain any advice that the Grantee deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the grant or settlement of the RSUs. Notwithstanding any other provision of this Agreement, the RSUs shall not be settled unless, as provided in Section 17 of the Plan, the Grantee shall have paid to the Company, or made arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign income or employment taxes required by law to be withheld with respect to the grant or settlement of the RSUs. This Agreement is intended to comply with Code Section 409A and shall be administered and interpreted in accordance with such intent.
     28. Receipt of Plan. The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts the RSUs subject to all the terms and provisions of this Agreement and of the Plan. The Shares are granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the RSUs shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.
     29. Condition to Return Signed Agreement. This Agreement shall be null and void unless the Grantee signs, dates, and returns this Agreement to the Company on or before the date listed at the end of the Cover Page.
     IN WITNESS WHEREOF, the parties hereto have acknowledged their rights and obligations under this Agreement as of the Grant Date by signing the Cover Page.

2010 Form Restricted Stock Unit Agreement
Exhibit A
Pro Rata Vesting Formula for Early Retirement

Number of unvested RSUs that become vested upon the Grantee’s Early Retirement	=	[	A *	(	B	) ]	- D
C

A	=	total number of RSUs

B	=	The number of days beginning on the Grant Date through and including the date of the Grantee’s Early Retirement

C	=	The number of days beginning on the Grant Date through and including the date on which all RSUs would become vested pursuant to Paragraph 4

D	=	The number of RSUs that were vested immediately preceding the date of the Grantees’ Early Retirement
[INCLUDE THIS EXHIBIT IF APPLICABLE]

Exhibit A - Page 1

2010 Form Restricted Stock Unit Agreement
Exhibit B
Consent of Spouse
     I,                                           , spouse of the                                           , have read and approve the foregoing Restricted Stock Unit Grant Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of restricted stock units, which will be settled in shares of Associated Banc-Corp, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:	,

Signature of Spouse

Exhibit B - Page 1